SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                 0-26483                 94-3236309
(State or other jurisdiction of    (Commission    (I.R.S. Employer incorporation
      Identification Number)       File Number)           or organization)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

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Item 5.  Other Events and Regulation FD Disclosure.

On January 20, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen Announces Changes to Management and Board. Executives to Pursue Foundation for HIV Vaccine Development; Director Resigns After Accepting Position at Amgen".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements. Not applicable

      (b)   Pro Forma Financial Information. Not applicable

      (c)   Exhibits.

Exhibit No.                        Description
-----------                        -----------

99.1 Press release dated January 20, 2004, entitled, "VaxGen Announces Changes to Management and Board. Executives to Pursue Foundation for HIV Vaccine Development; Director Resigns After Accepting Position at Amgen".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VaxGen, Inc.
                                                   (Registrant)


Dated: January 20, 2004                 By: /s/ Carter A. Lee
                                            ----------------------------------
                                            Carter Lee
                                            Senior Vice President
                                            Finance & Administration